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                                  United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 13, 2004


                               InfoNow Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                      00-19813                  04-3083360
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


               1875 Lawrence Street, Suite 1100, Denver, CO 80202
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 303-293-0212
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_} Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On December 13, 2004, the Board of Directors of InfoNow Corporation (the "Company"), in order to motivate employees, unanimously approved the acceleration of the vesting of all outstanding Company stock options having an exercise price greater than $1.19, the fair market value of the underlying shares of common stock at the close of market on such date as quoted on the Nasdaq Stock Market, that had been previously granted to employees of the Company as of December 13, 2004 (the "Current Employees"). If new accounting rules governing the expensing of stock options proposed by the Financial Accounting Standards Board go into effect in 2005, this action would provide the added benefit of reducing the Company's compensation expense. As a result, approximately 1.2 million options or 93% of the total outstanding options with varying remaining vesting schedules became immediately exercisable. Of such options, approximately .7 million options or 52% are held by the Company's directors and named executive officers. Each of the Current Employees whose options are subject to the accelerated vesting will receive a written notice from the Company confirming the accelerated vesting schedule for their options.









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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  INFONOW CORPORATION


Date:    December 17, 2004               By:    /s/ Harold R. Herbst
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                                              Name:  Harold R. Herbst
                                              Title: Chief Financial Officer